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                                                                      EXHIBIT 32

               CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF
                FINANCIAL OFFICER Pursuant to Section 906 of the
                           Sarbanes-Oxley Act of 2002

         In connection with the Quarterly Report on Form 10-QSB of Collegiate Pacific Inc. (the "Company") for the fiscal quarter ended September 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Chief Executive Officer and Chief Financial Officer, respectively, of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial conditions and results of operations of the Company.


                                          /s/ Michael J. Blumenfeld
                                          -----------------------------------
                                          Michael J. Blumenfeld,
                                          Chief Executive Officer
                                          November 13, 2003



                                          /s/ William R. Estill
                                          -----------------------------------
                                          William R. Estill,
                                          Chief Financial Officer
                                          November 13, 2003